Taxes on Income	12 Months Ended
Dec. 31, 2018
Taxes on Income [Abstract]
TAXES ON INCOME

NOTE 8 - TAXES ON INCOME

a.	Tax benefits under the Law for the Encouragement of Industry (Taxes), 1969:

The Company is an “industrial company”, as defined by this law. As such, the Company is entitled to claim depreciation at increased rates for equipment used in industrial activity, as stipulated by regulations published under the inflationary adjustments law.

b.	Tax benefits under the Law for the Encouragement of Capital Investments, 1959 (the “Investment Law”):

1)	On February 18, 2018, the Company received a status of “Technologic Preferred Enterprise” as defined under the Encouragement of Capital Investment Law (the “Approval”). In accordance with the Approval, starting in 2017 and until 2021, revenues originating from granting the right of use as defined in the Approval, will be defined as Technologic Preferred Revenue, as defined under the Law, and will be subject to a tax rate of 7.5%.

Prior to 2017 the Company received a status of “Preferred Enterprise” as described in (2) below.

2)	Tax benefits under the 2011 Amendment

On January 6, 2011 an amendment (Amendment No. 68) to the Investment Law (the “2011 Amendment”) was published. The 2011 Amendment significantly revised the tax incentive regime in Israel, commencing on January 1, 2011.

The 2011 Amendment introduced a new status of “Preferred Enterprise”. Similarly to the “Approved Enterprise” status, a Preferred Company is an industrial company meeting certain conditions (including a minimum threshold of 25% export). However, under the 2011 Amendment the requirement for a minimum investment in productive assets in order to be eligible for the benefits granted under the Investments Law as with respect to “approved enterprise” status was cancelled. Dividends distributed from income which is attributed to a “Preferred Enterprise” will be subject to withholding tax at source at the following rates: (i) Israeli resident corporations - 0%, (ii) Israeli resident individuals – 15% (iii) non-Israeli residents - 15%, subject to a reduced tax rate under the provisions of an applicable double tax treaty.

On July 30, 2013 the Israeli Parliament passed a Law for the change in the order of National Priorities (legislative amendments to achieve budget objectives for 2013 and 2014),  2013. As part of the legislation, the Investment Law was amended so that the tax rate applicable to a “Preferred Enterprise” in this period in Development Area A will be 9% and the tax rate in other parts of the country will be 16%. Similarly, it was determined that the tax rate on dividends distributed to individuals and foreign residents out of preferred income will be increased to 20% as from January 1, 2014 as opposed to the current rate at that time of 15%.

The following table summarizes the reduced flat tax rate with respect to the income attributed to the Preferred Enterprise:

Tax Year	Development Region “A”	Other Areas within Israel

2011-2012	10%	15%

2013	7%	12.5%

2014 and thereafter	9%	16%

The Company is located in Development Region “A” and during 2011 had chosen the status of the 2011 Amendment.

If only a portion of the Company’s capital investments is approved, its effective tax rate will be the result of a weighted combination of the applicable rates. The tax benefits from any certificate of approval relate only to taxable income attributable to the specific “Preferred Enterprise”. Income derived from activity that is not integral to the activity of the “Preferred Enterprise” will not enjoy tax benefits. The Company’s entitlement to the above benefits is subject to fulfillment of certain conditions under the Investment Law and related regulations.

During 2013, the Company applied for a tax ruling with respect to 2012 and future years. During 2014, the Company obtained the ruling, which provides that the portion of the income attributed to the “Preferred Enterprise” (and thereby subject to lower tax rates) will be calculated each year based on, among other things, the ratio between the number of the employees in Israel and abroad. According to the ruling, the tax rate on income in Israel in the year ended December 31, 2016 was approximately 22%.

c.	Other applicable tax rates:

1)	Income from other sources in Israel

In January 2016, a legislation to amend the corporate income tax law was published. The legislation determined a decrease of the corporate income tax law as of January 1, 2016 to 25% (1.5% decrease).

In December 2016, a legislation to amend the corporate income tax law was published. The legislation determined a decrease of the corporate income tax law as of January 1, 2017 to 24% and another decrease of the corporate income tax law as of January 1, 2018 to 23%.

2)	Income of non-Israeli subsidiaries

Non-Israeli subsidiaries are taxed according to tax laws in their countries of residence.

d.	Deferred income taxes:

1)	Provided in respect of the following:

	December 31
	2 0 1 8	2 0 1 7
	U.S. dollars in thousands

Research and development expenses	$25	$23
Carryforward tax losses	964	1,738
Other	9	9
Less - valuation allowance	(964)	(1,738)
	$34	$32

Deferred income tax assets are presented in the balance sheet among non-current assets.

2)	As of December 31, 2018, the carryforward tax losses are related mainly to the Company’s subsidiaries (in the U.S. and U.K.) and amounted to approximately $4.7 million. The Company has provided valuation allowance in respect of deferred tax assets resulting from carryforward tax losses of the Company’s subsidiaries. Management currently believes that it is more likely than not that those deferred tax losses will not be realized in the foreseeable future.

e.	Taxes on income included in the statements of operations:

1)	As follows:

	Years ended December 31,
	2 0 1 8	2 0 1 7	2 0 1 6
	U.S. dollars in thousands

Current:
In Israel	$396	$491	$945
Outside Israel	44	43	78
	440	534	1,023
Taxes in respect of previous years -		-	-
Deferred taxes in Israel	(2)	63	146
	$438	$597	$1,169

2)	Following is a reconciliation of the theoretical tax expense, assuming all income is taxed at the regular tax rates applicable to companies in Israel (see c. above), and the actual tax expense:

	Years ended December 31,
	2018	2 0 1 7	2 0 1 6
	U.S. dollars in thousands

Income before taxes on income, as reported in the statements of operations*	$5,572	$6,209	$5,372

Theoretical tax expense	1,281	1,428	1,343
Less - tax benefits arising from Technologic Preferred Enterprise or Approved Enterprise status, see b. above	(772)	(1,110)	(208)
	509	318	1,135
Increase (decrease) in taxes resulting from permanent differences:
Disallowable deductions	44	41	42

Changes in valuation allowance	(106)	244	373
Changes in taxes resulting from computation of deferred taxes at a rate which is different from the theoretical rate and other	(9)	(6)	(381)
Taxes on income for the reported years:	$438	$597	$1,169

* As follows:
Taxable in Israel	4,751	$5,162	$4,406
Taxable outside Israel	821	1,047	966
	$5,572	$6,209	$5,372

f.	Tax assessments:

The Company has received final assessments from the tax authorities, through the year ended December 31, 2013. The subsidiaries, except Mind Software Limited, have not been assessed since incorporation. Mind Software Limited has received final tax assessments through tax year 2006. Mind Software Srl has received final tax assessment through tax year 2013.

g.	Sale of S.C. Dirot COMP S.R.L (“DIROT”):

In April 2017, the Company sold its holdings in DIROT for EUR 1,100 thousand. Following the sale, the Company recognized a capital gain, which was partially offset against carryforward capital tax losses from previous years.